

                             SCHEDULE OF INVESTMENTS
                          LAKE FOREST MONEY MARKET FUND
                                FEBRUARY 28, 1997



Principal                                                 Market Value
---------                                                 ------------

             SHORT TERM DEBT        100.37%

              U.S. GOVERNMENT OBLIGATIONS   100.36%
3,000,000     FHLMC Disc. Note 5.30%,due 03/03/97           2,999,116
   28,000     FHLMC Disc. Note 5.33%,due 03/03/97              27,992
                                                          -----------
              Total                                         3,027,108
              (cost $ 3,027,108)                          -----------

Shares
------

      118    Star Treasury Fund       .01%
              (cost $118)                                         118
                                                          -----------

             TOTAL  INVESTMENTS    100.37%
              (cost $3,027,266)                           $ 3,027,226
                                                          ===========






    The accompanying notes are an integral part of the financial statements.


                             SCHEDULE OF INVESTMENTS
                          LAKE FOREST CORE EQUITY FUND
                                FEBRUARY 28, 1997

 Shares                                          Market Value
 ------                                          ------------

       COMMON STOCKS     98.81%

        AEROSPACE/DEFENSE     7.34%

  1000  Boeing Company......................     $  101,750
  1000  Lockheed Martin Corporation.........         88,500
                                                 ----------
                                                    190,250
                                                 ----------
        AUTOS AND TRUCKS      5.68%

   400  Chrysler Corporation................         13,550
 2,300  Ford Motor Company..................         75,613
 1,000  General Motors......................         57,875
                                                 ----------
                                                    147,038
                                                 ----------

        BEVERAGES             3.88%

 1,000  Coca Cola Company....................        61,000
 1,200  Pepsico,Inc..........................        39,450
                                                 ----------
                                                    100,450
        CHEMICALS            11.33%

 1,000  DuPont  (E.I.) De Ne Mours...........       107,250
   200  Eastman Chemical Company.............        11,025
 3,000  Monsanto Company.....................       109,125
 1,400  Union Carbide Corp Hldg Co...........        66,150
                                                 ----------
                                                    293,550
                                                 ----------
        COMPUTER SOFTWARE/SVCS  3.64%

 1,000  Cisco Systems, Inc*..................        55,375
   400  Microsoft Corporation*...............        38,950
                                                 ----------
                                                     94,325
                                                 ----------


                       SCHEDULE OF INVESTMENTS (continued)
                          LAKE FOREST CORE EQUITY FUND
                                FEBRUARY 28, 1997


 Shares                                          Market Value
 ------                                          ------------

        COSMETICS & TOILETRIES      1.39%

   300  Procter & Gamble.....................    $   36,038
                                                  ---------

        ELECTRONICS - SEMICONDUCTORS    8.37%

   500  Intel Corporation....................        70,937
 1,388  Lucent Technology....................        74,778
 1,000  Motorola Inc.........................        55,875
   200  Texas Instruments Inc................        15,425
                                                   --------
                                                    217,015
                                                  ---------
        ELECTRONICS - COMPUTERS        8.37%

 1,200  Compaq Computer Corporation*..........      95,100
   200  International Business Machines Corp..      28,750
   137  NCR Corp*.............................       4,521
                                                  --------
                                                   128,371
                                                  --------
        FINANCIAL - BANKS, REGIONAL    5.79%

   600  Mellon Bank Corp.....................       48,225
 2,400  PNC Bank Corporation.................      101,700
                                                ----------
                                                   149,925
                                                ----------

        FOOD -  DIVERSIFIED            9.84%

 1,200  General Mills Inc....................       78,300
 1,000  Kellogg Co...........................       68,500
   800  Phillip Morris Companies Inc.........      108,100
                                                   -------
                                                   254,900
                                                   -------
        MANFACTURING - DIVERSIFIED     4.20%

   600  General Electric Company.............       61,725
 1,200  Tenneco Inc..........................       47,250
                                                   -------
                                                   108,975
                                                   -------



                       SCHEDULE OF INVESTMENTS (continued)
                          LAKE FOREST CORE EQUITY FUND
                                FEBRUARY 28, 1997


Shares                                          Market Value
------                                          ------------

        MONEY CENTER BANKS           6.49%


 2,000  Bank Of New York, Inc................   $   77,500
 1,000  Bankers Trust Co.....................       90,750
                                                 ---------
                                                   168,250
                                                 ---------


        OIL/GAS - INTERGRATED  7.08%

 1,000  Amoco Corp...........................       84,500
 1,000  Texaco Inc...........................       98,875
                                                  --------
                                                   183,375
                                                  --------

          PHARMACEUTICALS      8.06%

 1,550  Abbott Laboratories..................       87,188
 1,000  American Home Products Corp..........       64,000
 1,000  Johnson & Johnson....................       57,625
                                                 ---------
                                                   208,813
                                                 ---------
          PIPELINES            2.30%

 1,111  El PASO ENERGY......................        59,577
                                                 ---------
          RETAIL               2.62%

   400  Federated Department Stores*.........       13,900
 1,000  McDonalds Corp.......................       43,250
   200  Sears, Roebuck & Co..................       10,850
                                                  --------
                                                    68,000
                                                  --------





                       SCHEDULE OF INVESTMENTS (continued)
                          LAKE FOREST CORE EQUITY FUND
                                FEBRUARY 28, 1997



Shares                                          Market Value
------                                          ------------

        SHIPBUILDING           0.14%

   240  Newport News Shipbuilding............      $ 3,720
                                                 ---------




        UTILITIES- TELECOMMUNICATIONS  3.38%

 2,200  AT & T.................................     87,725
                                                 ---------

        UTILITIES- ELECTRIC    2.33%

 2,600  Houston Industries Inc...............       60,450
                                                 ---------

       TOTAL COMMON STOCKS.....................  2,560,747
       (cost $2,218,004)
                                                 ---------



                       SCHEDULE OF INVESTMENTS (continued)
                          LAKE FOREST CORE EQUITY FUND
                                FEBRUARY 28, 1997



Shares                                          Market Value
------                                          ------------

        SHORT TERM DEBT        1.19%

30,000  Fed Home Loan Mtg Disc 5.33%, 03/03/97..  $  29,991
   843  Star Treasury Fund........................      843
                                                   --------

        TOTAL SHORT TERM DEBT
         (cost $30,834)...........................   30,834
                                                   --------

TOTAL INVESTMENTS
 (cost $2,248,838)............  100.00%          $2,591,581
                                                 ==========


* Non-income producing




    The accompanying notes are an integral part of the financial statements.


                                LAKE FOREST FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                February 28, 1997



                                              CORE            MONEY
ASSETS:                                      EQUITY           MARKET
                                             ------           ------

Investments in securities, at value (cost
 $2,218,004 and $3,027,108 respectively).. $2,560,747       $3,027,108
Short term investment.....................     30,834              118
Receivable for dividends and interest.....      6,776                2
Other assets..............................          0            1,000
                                           ----------       ----------
   Total assets                             2,598,357        3,028,228
                                           ----------       ----------
LIABILITIES:

Payable for fund shares purchased..........     4,850                0
Accrued advisory fee.......................     1,859              269
Dividends payable..........................        57           11,752
                                           ----------        ---------
   Total Liabilities                            6,766           12,021
                                           ----------        ---------

NET ASSETS:

 Net assets (equivalent to $20.04 and
  $1.00 per share based on 129,323 and
  3,016,207 shares, respectively, of
  capital stock outstanding)............. $ 2,591,591       $3,016,207
                                          ===========       ==========


Composition of  Net Assets:

 Paid in capital......................... $ 2,241,712       $3,016,207
 Accumulated  net investment income......       7,359                0
 Accumulated  net realized gain (loss) on
  investments............................        (223)               0
 Net unrealized appreciation on
  investments............................     342,743                0
                                          ------------     -----------
NET ASSETS, February 28, 1997              $ 2,591,591      $3,016,207
                                          ============     ===========


    The accompanying notes are an integral part of the financial statements.


                                LAKE FOREST FUNDS
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED FEBRUARY 28, 1997


                             CORE EQUITY             MONEY MARKET
                             -----------             ------------

INVESTMENT INCOME:

 Interest                     $ 12,151                 $112,459
 Dividends                      38,645                        0
                              --------                 --------
   Total Investment Income      50,796                  112,459
                              --------                 --------

EXPENSES (NOTE 3):

   Advisory Fee                 16,291                    2,676
   Interest Expense                 20                        0
                              --------                 --------
   Total Expenses               16,311                    2,676
                              --------                 --------



   NET INVESTMENT INCOME        34,485                  109,783
                              --------                ---------

Net realized gain on
 security transactions             946                        0
Net change in unrealized
 appreciation on investments   279,662                        0
                              --------                 --------
Net gain on investments        280,608                                                    0
                              --------                 --------


Net increase in net assets
 resulting from operations   $ 315,093                 $109,783
                             =========                 ========



    The accompanying notes are an integral part of the financial statements.


                          LAKE FOREST MONEY MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                         For the year        For the year
                                           ended              ended
                                       February 28,1997   February 29,1996
                                       ---------------    ----------------


 INCREASE IN NET ASSETS FROM OPERATIONS:

 Net investment income.................. $ 109,783             $ 63,254
 Net realized gain on securities
  transactions..........................         0                    0
 Net change in unrealized appreciation
  of investments........................         0                    0
                                        ----------          -----------
 Net increase in net assets resulting
  from operations........................  109,783               63,254
                                        ----------          -----------


 DISTRIBUTION TO SHAREHOLDERS:

  From net investment income.............  (109,783)            (63,254)
  From net realized gain on investments..         0                   0

FUND SHARE TRANSACTIONS:

Net increase in net assets from fund
 share transactions (Note 4)............. 1,229,298           1,736,909
                                         ----------          ----------

NET ASSETS:

 Beginning of period..................... 1,786,909              50,000
                                         ----------           ---------
 End of period...........................$3,016,207         $ 1,786,909
                                         ==========         ===========



    The accompanying notes are an integral part of the financial statements.

                          LAKE FOREST CORE EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                          For the year        For the year
                                             ended               ended
                                        February 28, 1997   February 29,1996
                                        -----------------   ----------------


 INCREASE IN NET ASSETS FROM OPERATIONS:

 Net investment income.................       $  34,485           $ 22,553
 Net realized gain on securities
  transactions.........................             946             45,595
 Net change in unrealized appreciation
  of investments.......................         279,662             63,081
                                             ----------        -----------
 Net increase in net assets resulting
  from operations......................         315,093            131,229
                                             ----------        -----------


 DISTRIBUTION TO SHAREHOLDERS:

  From net investment income............        (32,811)          (16,868)
  From net realized gain on investments.        (33,502)          (13,262)

FUND SHARE TRANSACTIONS:

Net increase in net assets from fund
 share transactions (Note 4)............      1,327,060            864,652
                                             ----------         ----------

NET ASSETS:

 Beginning of period....................      1,015,751             50,000
                                             ----------          ---------
 End of period (including
  undistributed investment income of
  $7,360 and $10,996 respectively)......     $2,591,591        $ 1,015,751
                                             ==========        ===========



    The accompanying notes are an integral part of the financial statements.


                          LAKE FOREST MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                       For the year        For the year
                                          ended               ended
                                      February 28,1997   February 29, 1996
                                     ----------------    -----------------



 Net asset value -
  beginning of period...............    $ 1.00                $ 1.00


Income from investment operations
Net investment income...............       .05                   .06
Net realized  gain on investments...       .00                   .00
                                        ------               -------
Total from investment operations....       .05                   .06


Less distributions
Dividends from net investment income..    (.05)                 (.06)
Dividends from capital gains..........     .00                   .00
                                        ------               -------
Net asset value - end of period.......  $ 1.00                $ 1.00
                                        ======               =======
Total Return..........................    5.13%                 5.50%


Ratios/supplemental data
Net assets, end of period (in 000's)..    3,016                1,787
Ratio of expenses to average
 net assets...........................     .125%                                                  .08%
Ratio of net investment income to
 average net assets...................     5.13%                                                 5.50%
Portfolio turnover rate...............      .00%                                                  .00%


    The accompanying notes are an integral part of the financial statements.


                          LAKE FOREST CORE EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                       For the year        For the year
                                          ended               ended
                                     February 28, 1997   February 29, 1996
                                     -----------------   -----------------



 Net asset value -
  beginning of period...............     $17.34                $15.00


Income from investment operations
Net investment income...............        .39                   .56
Net realized  gain on investments...       3.07                  2.13
                                         ------               -------
Total from investment operations....       3.46                  2.69


Less distributions
Dividends from net investment income..     (.37)                 (.15)
Dividends from capital gains..........     (.39)                 (.20)
                                         ------               -------
Net asset value - end of period.......   $20.04                $17.34
                                         ======               =======
Total Return..........................    20.65%                18.59%


Ratios/supplemental data
Net assets, end of period (in 000's)..    2,592                 1,016
Ratio of expenses to average
 net assets...........................     1.00%                  .45%
Ratio of net investment income to
 average net assets...................     2.10%                 3.89%
Portfolio turnover rate...............       0                 129.77%
Average commission rate per share.....    $0.130704




    The accompanying notes are an integral part of the financial statements.

                                LAKE FOREST FUNDS
                NOTES TO FINANCIAL STATEMENTS- FEBRUARY 28, 1997



NOTE 1. ORGANIZATION

      The Lake Forest Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated November 23, 1994 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of two series have been authorized, which shares constitute the interests in Lake Forest Core Equity Fund ("the Equity Fund") and Lake Forest Money Market Fund (the "Money Market Fund").

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIEs

      The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.
      Security Valuation-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by a pricing committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by a pricing committee, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued (except for the Money Market Fund) by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      Options Transactions-The Equity Fund may write covered put and call options on individual securities, write covered put and call options on stock indices traded on a securities exchange and engage in related closing transactions. A put (call) option on a security is an agreement to buy (sell) a particular portfolio security if the option is exercised at a specified price, or before a set date. An option on a stock index gives the holder the right to receive, upon exercising the option, a cash settlement amount based on the difference between the exercise price and the value of the underlying stock index. To cover the potential obligations involved in these option transactions, the Fund will own the underlying equity security (for a call option); will segregate with the Custodian high grade liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will either hold a portfolio of stocks substantially replicating the movement of the index or, to the extent the Fund does not hold such a portfolio, will segregate with the Custodian high grade liquid debt obligations equal to the market value of the stock index option, marked to market daily. Risks associated with writing options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of an option on a stock index) exposure to an indeterminate liability. There is no assurance of liquidity in the secondary market for purposes of closing out option positions. Also, the Equity Fund may purchase put

Lake Forest Funds
Notes to Financial Statements (Continued)
February 28, 1997




and call options on individual securities and on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. The Fund may also sell put and call options in closing transactions.

      Premiums received from put or call options written are recorded as an asset with an equal liability which is marked-to-market daily with any difference between the option's current market value and premiums received recorded as an unrealized gain or loss. If the option is not exercised, premiums received are realized as a gain at the expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly.

      Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

      Federal Income Taxes-Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net invesment income and any realized capital gains.

      Dividends and Distributions-Each Fund intends to distribute substanitally all of its net invesment income as dividends to its shareholders. The Equity Fund intends to declare and pay dividends on a quarterly basis, and the Money Market Fund intends to declare dividends daily and pay them monthly. Each Fund intends to distribute its net long term capital gains at least once a year and its net short term capital gains at least once a year.

      Other- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

      Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Lake Forest Funds
Notes to Financial Statements (Continued)
February 28, 1997

NOTE 3. INVESTMENT ADVISORY AGREEMENT

      The Trust has an investment advisory agreement with Boberski & Company. Under the terms of the management agreement, the Adviser manages the Fund's investments subject to the supervision of the Board of Trustees and pays all of the operating expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. The Funds are responsible for payment of expenses incurred in connection with the organization and initial registration of their shares. As compensation for its management services and agreement to pay the Funds' expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Equity Fund and .50% of the average daily net assets of the Money Market Fund. The adviser has agreed to cap the fee for the Money Market Fund at 0.125% at least through the fiscal year ended February 28, 1997. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while each Fund's expenses except those specified above are paid by the Adviser.

      The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the year ended February 28, 1997, the Adviser has received a fee of $16,291 from the Core Equity Fund and $2,671 from the Money Market Fund.


NOTE 4. CAPITAL SHARE TRANSACTIONS

      As of February 28, 1997 there was an unlimited number of no par value shares of capital stock authorized for each fund.

      Transactions in capital stock were as follows:

                                     Core Equity                             Money Market
                                    --------------                         -----------------
                                    For the year                             For the year
                                       ended                                   ended
                                  February 28, 1997                       February 28, 1997
                               Shares           Amount                 Shares           Amount
                               ------           ------                 ------           ------

Shares sold                    119,842        $2,188,004              2,559,936      $ 2,559,936

Shares issued in reinvestment
   of dividends                  3,705            65,903                 95,988           95,988

Shares redeemed                (52,799)         (926,847)            (1,426,626)      (1,426,626)
                               -------        ---------               ---------        ---------
Net increase                    70,748        $1,327,060              1,229,298      $ 1,229,298
                               =======         =========              =========        =========

Total paid in capital                         $2,241,711                             $ 3,016,207
                                               =========                               =========


LAKE FOREST FUNDS
NOTES TO FINANCIAL STATEMENTS (cont.)
FEBRUARY 28, 1997




NOTE 5.  INVESTMENTS

      For the year ended February 28, 1997, purchases and sales of investment securities, other than short-term investments, for the Core Equity Fund, aggregated $1,272,768 and $0 respectively. The gross unrealized appreciation for all securities totaled $363,928 and the gross unrealized depreciation for all securities totaled $21,185 or a net unrealized appreciation of $342,743. The aggregate cost of securities for federal income tax purposes at February 28, 1997 was $2,248,838.

      Transactions for all options written in the Core Equity Fund during the year ended February 28, 1997 were as follows:

                                           Number of
                                           Contracts                     Premiums
                                           ------------                -----------

Options written                               175                        $   944
Options expired                              (175)                          (944)
                                           ----------                  ----------
Options outstanding at February 28, 1997        0                        $     0
                                            =========                  ==========


NOTE 6. MAJOR SHAREHOLDERS

      As of February 28, 1997 the Boberski family may be deemed to control the Lake Forest Money Market Fund , as a result of their respective beneficial ownership of the shares of the Funds.

NOTE 7.  REVOLVING CREDIT AGREEMENT


      In order to meet shareholder redemption requests pending liquidation of the portfolio assets, the Lake Forest Core Equity Fund has established a revolving credit agreement with Star Bank, N.A. payable by February 6, 1997, with maximum borrowings outstanding at one time not to exceed $250,000. Any borrowings would bear interest at the Bank's prime rate, payable quarterly, and would be secured by the Fund's securities. At February 28, 1997, there were no outstanding liabilities under this agreement.


NOTE 8.  DISTRIBUTIONS TO SHAREHOLDERS
      For the year ended February 28, 1997, the Core Equity Fund made a distribution of $ .39 aggregating $33,502 from short term capital gains that are taxable as ordinary income dividends, and quarterly distributions totaling $ .37 aggregating $ 32,811 from net investment income.
      For the year ended February 28, 1997, the Money Market Fund made a monthly distribution totaling $ .05 aggregating $109,783 from net investment income.

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


To The Shareholders and
Board of Trustees
The Lake Forest Funds:

We have audited the accompanying statement of assets and liabilities of The Lake Forest Funds (comprising, respectively, the Core Equity Fund and the Money Market Fund), including the schedule of portfolio investments, as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of February 28, 1997, by correspondence with the custodian. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Lake Forest Funds as of February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.




/s/ McCurdy & Associates, CPA's, Inc.
McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
March 27, 1997

                                LAKE FOREST FUNDS
                    Annual Report, Fiscal Year Ended 2/28/97


                      Lake Forest Core Equity Fund (LFCEX)
                Value of a $10,000 Investment vs. S&P 500 (SPX)

[Graph appears here]
This graph compares the performance of the fund against its Benchmark (S&P 500). The following chart describes the returns and performance that this graph depicts.



                         AVERAGE ANNUAL TOTAL RETURN, %

1 YEAR            2 YEARS           SINCE INCEPTION, 3/1/95
20.65             19.52                  19.52

Past Performance is not predictive of future performance.


         The past year was another favorable one for Lake Forest Funds and each of our mutual fund entities. The funds performed well in generally receptive market conditions. Economic activity remained strong during the period, raising concerns by monetary authorities about the potential for inflationary pressure. Potential inflationary pressures are not, however, visible in the national economic data. Warranted or not, short-term interest rates were raised in early 1997 and financial markets responded with increased volatility.

         Higher short-term rates immediately benefited the Lake Forest Money Market Fund shareholders. Public statements by the Federal Reserve Chairman, in fact, pushed short-term rates higher in anticipation of the actual policy change. The stock market has responded negatively to the policy change, with declining prices and increased price volatility. While stock prices are influenced more by corporate earnings and by long-term rates, uncertainty about public policy also affects prices.

         Excellent performance by the Lake Forest Core Equity Fund was sustained last year in a favorable market for blue chips. We search for companies that enjoy superior technology, financial and management resources, and low cost production structures. Because stock prices discount futures earnings, our selection process places considerable emphasis on demonstrable earnings potential. In many cases, these large companies are creating shareholder value by spinning off secondary activities to more effectively focus their resources.

         Audited financial statements for the full fiscal year are enclosed for your information. They include schedules of portfolio investments and financial highlights for each fund that are prepared in accordance with industry standards. We believe that your funds are very well positioned to benefit from market trends during the coming year.

                                       /s/ Irving V. Boberski, CEO
                                       -Irving V. Boberski, CEO



For more complete information, including management fees, expenses and risk considerations, you may also obtain a prospectus by calling 888.295.5707. Read it carefully before you invest. Past performance is no guarantee of future results.

 MARKETING SERVICES: 888.295.5707           SHAREHOLDER SERVICES: 800.592.7722